UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  April 27, 2009



                     JONES LANG LASALLE INCORPORATED
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)



      Maryland                     001-13145               36-4150422
------------------------     --------------------         ---------------
(State or other juris-       (Commission File             (IRS Employer
diction of incorporation)    Number)                      Identification
                                                          No.)



     200 East Randolph Drive, Chicago, IL                    60601
     ------------------------------------                 ----------
    (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                             Not Applicable
     --------------------------------------------------------------
     (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.03.  AMENDMENT OF THE BYLAWS OF JONES LANG LASALLE INCORPORATED
            TO INCLUDE A MAJORITY VOTING STANDARD FOR THE ELECTION
            OF DIRECTORS

      The Board of Directors (the "Board") of Jones Lang LaSalle
Incorporated (the "Company") has approved an amendment of the Bylaws of the Company, effective as of April 15, 2009, to establish within the Bylaws a majority voting standard for the election of Directors substantively similar to a provision that was previously in the Company's Corporate Governance Guidelines.

      The full text of the Amendment to the Bylaws of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Bylaws of the Company in their entirety, as so amended and restated, may be found in the Investor Relations section of the Company's website, www.joneslanglasalle.com.


ITEM 8.01.  OTHER EVENTS:  REDUCTION IN COMPENSATION OF NON-EXECUTIVE
            DIRECTORS.

      In support of the overall efforts of the Company to reduce its costs, the current non-executive members of the Board of the Company have voluntarily elected to decline 20% of their cash and equity retainers for the one-year period starting May 1, 2009. This includes the retainers paid to the members of the Board in their capacities as such, to the Chairman of the Board, and to the Chairman of each of the Audit, Compensation and Nominating and Governance Committees.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Form of Amendment to Bylaws of the Company, effective as of April 15, 2009.
































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                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 27, 2009       JONES LANG LASALLE INCORPORATED



                             By:   /s/ Mark J. Ohringer
                                   --------------------------------
                                   Name:  Mark J. Ohringer
                                   Title: Executive Vice President,
                                          Global General Counsel
                                          and Corporate Secretary




















































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                              EXHIBIT INDEX
                              -------------




EXHIBIT NO.      DESCRIPTION
-----------      -----------

  99.1 Form of Amendment to Bylaws of the Company, effective as of April 15, 2009.



























































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